SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 30, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2003, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2003-BC5)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-102489	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates Series 2003-BC5 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-102489) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,052,816,000 aggregate principal amount of Class 1-A1, Class 2A, Class A-IO, Class M1, Class M2-A, Class M2-B, Class M3, Class M4, Class M5 and Class B Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2003-BC5 on May 30, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 20, 2003, as supplemented by the Prospectus Supplement dated May 28, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2003, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank Minnesota, National Association, as Securities Administrator, and LaSalle Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class 1-A1, Class 1-A2, Class 2A, Class A-IO, Class M1, Class M2-A, Class M2-B, Class M3, Class M4, Class 1-A1, Class 1-A2, Class 2A, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,060,236,882.32 as of May 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement, dated May 28, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Representative of the Underwriters.

4.1

Trust Agreement, dated as of May 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank Minnesota, National Association, as Securities Administrator, and LaSalle Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement, dated as of May 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.3

Subservicing Agreement, dated as of May 1, 2003, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.4

Servicing Agreement, dated as of May 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc. in the dual capacities of Master Servicer and Servicer.

99.5

Reconstituted Servicing Agreement, dated as of May 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Home Mortgage, Inc., as Servicer.

99.6

Mortgage Guaranty Insurance Corporation (“MGIC”), Master Policy (No. 12-670-4-3169), including (i) the Master Policy Declaration Page (form #71-70035 8/94); (ii) the Terms and Conditions (form #71-7135); (iii) Endorsements #71-70192 (8/01) and #71-70201 (10/01) and (iv) the MGIC Commitment Certificate (form #71-7239 2/03) covering certain first lien Mortgage Loans with original Loan-to-Value Ratios in excess of 80%.

99.7

Radian Guaranty Inc. Master Policy for Primary Mortgage Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

    CORPORATION

By:  /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:  Senior Vice President

Dated: May 30, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Terms Agreement, dated May 28, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Representative of the Underwriters.

4.1

Trust Agreement, dated as of May 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank Minnesota, National Association, as Securities Administrator, and LaSalle Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement, dated as of May 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.3

Subservicing Agreement, dated as of May 1, 2003, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.4

Servicing Agreement, dated as of May 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc. in the dual capacities of Master Servicer and Servicer.

99.5

Reconstituted Servicing Agreement, dated as of May 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Home Mortgage, Inc., as Servicer.

99.6

Mortgage Guaranty Insurance Corporation (“MGIC”), Master Policy (No. 12-670-4-3169), including (i) the Master Policy Declaration Page (form #71-70035 8/94); (ii) the Terms and Conditions (form #71-7135); (iii) Endorsements #71-70192 (8/01) and #71-70201 (10/01) and (iv) the MGIC Commitment Certificate (form #71-7239 2/03) covering certain first lien Mortgage Loans with original Loan-to-Value Ratios in excess of 80%.

99.7

Radian Guaranty Inc. Master Policy for Primary Mortgage Insurance.